Results Presentation /1Q2018 Avangrid, “utility of the future” Exhibit 99.2

Avangrid, “utility of the future”
Legal Notice
Investors@AVANGRID.com
FORWARD LOOKING STATEMENTS
Certain
statements
in
this
presentation
may
relate
to
our
future
business
and
financial
performance
and
future
events
or
developments
involving
us
and
our
subsidiaries
that
are
not
purely
historical
and
may
constitute
“forward-looking
statements”
within
the
meaning
of
the
Private
Securities
Litigation
Reform
Act
of
1995.
Forward-looking
statements
may
be
identified
by
the
use
of
forward-looking
terms
such
as
“may,”
“will,”
“should,”
“would,”
“could,”
“can,”
“expect(s,)”
“believe(s),”
“anticipate(s),”
“intend(s),”
“plan(s),”
“estimate(s),”
“project(s),”“assume(s),”
“guide(s),”
“target(s),”
“forecast(s),”
“are
(is)
confident
that”
and
“seek(s)”
or
the
negative
of
such
terms
or
other
variations
on
such
terms
or
comparable
terminology.
Such
forward
looking
statements
include,
but
are
not
limited
to,
statements
about
our
plans,
objectives
and
intentions,
outlooks
or
expectations
for
earnings,
revenues,
expenses
or
other
future
financial
or
business
performance,
strategies
or
expectations,
or
the
impact
of
legal
or
regulatory
matters
on
our
business,
results
of
operations
or
financial
condition.
Such
statements
are
based
upon
the
current
reasonable
beliefs,
expectations
and
assumptions
of
our
management
and
are
subject
to
significant
risks
and
uncertainties
that
could
cause
actual
outcomes
and
results
to
differ
materially.
Important
factors
that
could
cause
actual
results
to
differ
materially
from
those
indicated
by
such
forward-looking
statements
include,
without
limitation,
the
risks
and
uncertainties
set
forth
under
the
section
entitled
“Risk
Factors”
and
“Management’s
Discussion
and
Analysis
of
Financial
Condition
and
Results
of
Operations”
in
our
Annual
Report
on
Form
10-K
for
the
year
ended
December
31,
2017,
which
is
on
file
with
the
Securities
and
Exchange
Commission
(SEC)
and
available
on
our
investor
relations
website
at
www.Avangrid.com
and
on
the
SEC
website
at
www.sec.gov.
Additional
information
will
also
be
set
forth
in
subsequent
filings
with
the
SEC.
You
should
consider
these
factors
carefully
in
evaluating
for-ward
looking
statements.
Should
one
or
more
of
these
risks
or
uncertainties
materialize,
or
should
any
of
the
underlying
assumptions
prove
incorrect,
actual
results
may
vary
in
material
respects
from
those
expressed
or
implied
by
these
forward-looking
statements.
You
should
not
place
undue
reliance
on
these
forward-looking
statements.
We
do
not
undertake
any
obligation
to
update
or
revise
any
forward-looking
statements
to
reflect
events
or
circumstances
after
the
date
of
this
presentation
whether
as
a
result
of
new
information,
future
events
or
otherwise,
except
as
may
be
required
under
applicable
securities
laws.
About AVANGRID
About
AVANGRID:
AVANGRID,
Inc.
(NYSE:
AGR)
is
a
diversified
energy
and
utility
company
with
approximately
$32
billion
in
assets
and
operations
in
27
states.
The
Company
operates
regulated
utilities
and
electricity
generation
through
two
primary
lines
of
business,
Avangrid
Networks
and
Avangrid
Renewables.
Avangrid
Networks
includes
eight
electric
and
natural
gas
utilities,
serving
3.2
million
customers
in
New
York
and
New
England.
Avangrid
Renewables
owns
and
operates
7.1
gigawatts
of
electricity
capacity,
primarily
through
wind
power,
with
presence
in
22
states
across
the
United
States.
AVANGRID
employs
approximately
6,600
people.
For
more
information,
visit
www.avangrid.com.

Avangrid, “utility of the future”
Legal Notice
Use of Non-GAAP Financial Measures
To
supplement
our
consolidated
financial
statements
presented
in
accordance
with
U.S.
GAAP,
AVANGRID
considers
certain
non-GAAP
financial
measures
that
are
not
prepared
in
accordance
with
U.S.
GAAP,
including
adjusted
net
income,
adjusted
EPS,
adjusted
gross
margin
and
adjusted
EBITDA.
The
non-GAAP
financial
measures
we
use
are
specific
to
AVANGRID
and
the
non-GAAP
financial
measures
of
other
companies
may
not
be
calculated
in
the
same
manner.
We
use
these
non-GAAP
financial
measures,
in
addition
to
U.S.
GAAP
measures,
to
establish
operating
budgets
and
operational
goals
to
manage
and
monitor
our
business,
evaluate
our
operating
and
financial
performance
and
to
compare
such
performance
to
prior
periods
and
to
the
performance
of
our
competitors.
We
believe
that
presenting
such
non-GAAP
financial
measures
is
useful
because
such
measures
can
be
used
to
analyze
and
compare
profitability
between
companies
and
industries
because
it
eliminates
the
impact
of
financing
and
certain
non-cash
charges
as
well
as
allow
for
an
evaluation
of
AVANGRID
with
a
focus
on
the
performance
of
its
core
operations.
In
addition,
we
present
non-GAAP
financial
measures
because
we
believe
that
they
and
other
similar
measures
are
widely
used
by
certain
investors,
securities
analysts
and
other
interested
parties
as
supplemental
measures
of
performance.
We
provide
adjusted
net
income,
which
is
adjusted
to
reflect
the
effect
of
mark-to-market
changes
in
the
fair
value
of
derivative
instruments
used
by
AVANGRID
to
economically
hedge
market
price
fluctuations
in
related
underlying
physical
transactions
for
the
purchase
and
sale
of
electricity,
adjustments
for
the
non-core
Gas
Storage
business,
and
the
impairment
of
certain
investments
and
excludes
the
sale
of
certain
equity
investments.
We
define
adjusted
EBITDA
as
net
income
attributable
to
AVANGRID,
adding
back
income
tax
expense,
depreciation,
amortization,
impairment
of
non-current
assets
and
interest
expense,
net
of
capitalization,
and
then
subtracting
other
income
and
earnings
from
equity
method
investments.
We
also
define
adjusted
gross
margin
as
adjusted
EBITDA
adding
back
operations
and
maintenance
and
taxes
other
than
income
taxes
and
then
subtracting
transmission
wheeling.
The
most
directly
comparable
U.S.
GAAP
measure
to
adjusted
EBITDA
and
adjusted
gross
margin
is
net
income.
We
believe
that
presenting
these
non-GAAP
financial
measures
is
useful
in
understanding
and
evaluating
actual
and
projected
financial
performance
and
contribution
of
AVANGRID
core
lines
of
business
and
to
more
fully
compare
and
explain
our
results.
The
most
directly
comparable
U.S.
GAAP
measure
to
adjusted
net
income
is
net
income.
We
also
provide
adjusted
EPS,
which
is
adjusted
net
income
converted
to
an
earnings
per
share
amount.
We
provide
adjusted
net
income
and
adjusted
earnings
per
share,
which
are
adjusted
to
reflect
the
effect
of
mark-to-market
changes
in
the
fair
value
of
derivative
instruments
used
by
AVANGRID
to
economically
hedge
market
price
fluctuations
in
related
underlying
physical
transactions
for
the
purchase
and
sale
of
electricity,
adjustments
for
the
non-core
Gas
Storage
business
including
certain
losses
related
to
its
sale,
and
restructuring
charges
primarily
associated
with
reorganizing
to
better
align
our
people
resources
with
business
demands
and
priorities
as
part
of
the
Forward
2020+
program.
We
define
adjusted
EBITDA
as
net
income
attributable
to
AVANGRID,
adding
back
income
tax
expense,
depreciation,
amortization,
impairment
of
non-current
assets
and
interest
expense,
net
of
capitalization,
and
then
subtracting
other
income
and
earnings
from
equity
method
investments.
We
also
define
adjusted
gross
margin
as
adjusted
EBITDA
adding
back
operations
and
maintenance
and
taxes
other
than
income
taxes
and
then
subtracting
transmission
wheeling.
The
most
directly
comparable
U.S.
GAAP
measure
to
adjusted
EBITDA
and
adjusted
gross
margin
is
net
income.
We
believe
that
presenting
these
non-GAAP
financial
measures
is
useful
in
understanding
and
evaluating
actual
and
projected
financial
performance
and
contribution
of
AVANGRID
core
lines
of
business
and
to
more
fully
compare
and
explain
our
results.
The
most
directly
comparable
U.S.
GAAP
measure
to
adjusted
net
income
is
net
income.
We
also
provide
adjusted
EPS,
which
is
adjusted
net
income
converted
to
an
earnings
per
share
amount.

4 Avangrid, “utility of the future” 1Q 2018 Highlights James Torgerson

Avangrid, “utility of the future”
Highlights
(1)
See Appendix for reconciliation of adjusted net income and adjusted EPS to net income and EPS.
1Q
’18
Adjusted
Net
Income
$243M,
$0.78/share
(1)
1Q ’18 Net Income $244M, $0.79/share
•
Completed the sale of the Gas Trading business on March 1
•
Definitive agreement reached for sale of the Gas Storage business, expected closing in May
•
~497 MW onshore wind & solar under construction
•
Central Maine Power’s NECEC transmission project selected in MA RFP
•
Vineyard Wind is first offshore bid in MA RFP to file Construction and
Operations Plan (COP) & commence environmental assessment process
•
Submitted bid in CT RFP for 190 MW of offshore wind
IMPLEMENTING OUR STRATEGIC PLAN
EXECUTING ON NEW OPPORTUNITIES

Avangrid, “utility of the future”
1Q ’17
1Q ’18
Earnings Results –
1Q ’18 vs. 1Q ’17 & Reconciliation
1Q ’18 Net income reflects Gas Storage, two months of Gas
Trading results & MTM
Amounts may not add due to rounding.
Reconciliation
of 1Q ’18 EPS to
1Q’18 Adjusted EPS
(1)
1Q ’18
EPS
$0.79
Gas Storage & Trading Results
-$0.04
Gas Storage & Trading Loss from
Held for Sale Measurement
+$0.05
Renewables MtM
-$0.01
1Q ’18 Adjusted EPS
$0.78
1Q ’18 vs. 1Q ’17 EPS ($/share)
(1)
See Appendix for reconciliation of adjusted EPS to EPS.
$0.77
$0.79
+2%

Avangrid, “utility of the future”
Key drivers include:
•
Multi-year
plans
in
NY
(2)
&
CT
•
Ongoing implementation of best practices & cost management
•
Positive operating performance at Renewables with improved wind resource & ~590 MW new wind &
solar
projects
increasing
production
&
PTCs
(3)
o
Renewables
operating
performance
was
strong
(Adjusted
Gross
Margin
up
11%),
although
positive
discrete tax adjustments in 1Q ’17 reduced the year-over-year comparison
1Q
’18
vs.
1Q
’17
EPS
Adjusted
EPS
($/share)
(1)
Adjusted Earnings Results
1Q ’18 Earnings performance positions us well to achieve our annual guidance target
(1)
See Appendix for reconciliation of adjusted EPS to EPS & adjusted gross margin to net income.
(2)
1Q ’17 included sharing charge for Rate Year 1 in NY of $10M pre-tax; Rate Year 2 sharing charge expected to be determined in 2Q ’18.
(3)
Renewables net income & adjusted net income includes ~$0.01 related to the implementation of tax reform.
Amounts may not add due to rounding.
1Q ’17 vs. 1Q ’18 Impacts
1Q ’17
Net Income
$0.73
Networks
+$0.09
Renewables
-$0.04
Corporate
$0.00
1Q ’18 Adjusted Net Income
$0.78
+7%
$0.73
$0.78
1Q '17
1Q '18

Avangrid, “utility of the future”
•
March
Staff
recommendation
-
net
benefits
to
be
deferred
&
passed
back
to
customers
through current rate case or sur-credit effective October 1, ’18
•
Company proposal to offset storm costs & AMI revenue requirements
Networks Regulatory Updates
2017 Tax Cut & Jobs Act
Reviewing impacts & methodology for ensuring ratepayer benefit
NY
ME
•
Proposing Tax Act savings to offset recovery of October ’17 major storm costs in July 1, ’18 annual true up
CT/MA
•
New England Transmission Owner formula rate will automatically capture benefits (UI &
CMP); FERC opened proceedings & is addressing comments
•
Proceedings in process
FERC
Other
NY
•
AMI
discussions
ongoing
–
anticipate
approval
later
in
’18;
Earnings
Adjustment
Mechanism
discussions impacted by ongoing storm activity, AMI discussions, etc.
•
Planned rate filings for CNG & BGC in 2Q ’18
•
ALJ
recommended
no
change
in
the
ROE
for
Complaint
IV
–
existing
ROE
not
shown
to
be
unjust
&
unreasonable
(1)
•
No progress on Complaint I remand or Complaint II/III
CT/MA
FERC
(1)  10.57% Base ROE; 11.74% maximum.

NEW ENGLAND
CLEAN ENERGY
CONNECT
QUÉBEC
NEW BRUNSWICK
MAINE
BANGOR
AUGUSTA
LEWISTON
WISCASSET
PORTLAND
ATLANTIC OCEAN
PORTSMOUTH
BOSTON
MAP KEY

AVANGRID

Avangrid, “utility of the future”
NECEC
Key Permits/Approvals/Reviews:
MA PUC Approval of Contracts
ME PUC Certificate of Public Convenience and Necessity
Maine DEP Approval
Presidential Permit
ISO-NE System Impact Study
Army Corps of Engineers Environmental Assessment
FERC Approval of Tariff
•
$950M investment, excluding AFUDC
•
Fixed, levelized
price for 20 years
•
Construction ’19-’22
•
Ongoing contract negotiations with Electric
Distribution Companies in MA
o
Goal of filing with the MA DPU shortly;
approval expected in ’19
•
Remaining Permits/Approvals all filed in
’17
o
Expect to receive all ME approvals by end of
’18 & other approvals by end of ’19

Avangrid, “utility of the future”
•
1,600 MW required by legislation
•
Current RFP for up to 800 MW
(Selection Expected in May)
•
Vineyard Wind bid 400 MW & 800 MW
o
Expect COD by ’21
o
Only company to provide direct benefits to Cape Cod
o
O&M center will be located on Martha’s Vineyard
o
First company to apply for COP & to start its
environmental assessment process
Focus on Clean Energy –
Offshore Wind
Offshore wind prospects gaining considerable momentum
CURRENT OPPORTUNITIES
•
Current RFP for renewable energy sources
•
Vineyard Wind bid 190 MW offshore wind
(Selection To Be Announced June ’18)
Vineyard Wind, MA  (~3 GW)
50/50 Partnership with
Copenhagen Infrastructure
Partners (CIP)
Most Mature Offshore Wind
Project in the MA RFP
Kitty Hawk, NC (~2.5 GW)
100% AVANGRID Ownership
AVANGRID OFFSHORE
LEASES
NY
MA
CT
NJ
NC
RI
CT
MA
Additional Offshore Opportunities Upcoming in NY, RI, MA & NJ

Avangrid, “utility of the future”
Focus on Clean Energy –
Offshore Wind
AVANGRID is well-positioned for leadership in U.S. offshore market
Significant, Proven U.S. Onshore Renewables
& Transmission Experience
•
Renewables
has
3
rd
largest
installed
capacity
in
U.S.
•
Recent, successful completion of >$1B Transmission
project on-time & on-budget
Significant, Proven Global Offshore
Experience
•
AVANGRID affiliates & Vineyard Wind partner
CIP have significant expertise with offshore wind
o
Deep technical knowledge & engineering experience
o
Well developed supply chain & relationships
o
Experience managing offshore O&M
Strong financing capabilities
•
AVANGRID’s robust balance sheet & CIP’s experience
investing in & financing offshore wind
Local Knowledge
Global Teams

Avangrid, “utility of the future”
Executing Opportunities to Achieve our Strategic Goals
Exiting Gas Trading & Storage Businesses
March 1, ’18:  Completed Sale of Gas Trading Business
February 16, ’18:  Definitive agreement reached to sell Gas Storage Business
(Enstor Gas, LLC) to Amphora Gas Storage USA, LLC, an affiliate of ArcLight Capital
Partners, LLC; The transaction is expected to be completed May ’18
Removes volatility related to commodities & trading, eliminates ongoing net losses from the business
Entered into Contract for 100 MW Klamath Peaking Plant
Renewables entered into a contract with Portland General Electric for 100 MW from its
Klamath Peaking Plant;  Contract term is 5 years, beginning in 2019
Moving Forward with Targeting of Transmission in New Regions
Networks registered to submit Transmission bids into RFPs in the MISO
Continuing to Progress on Execution of Renewables Growth Plans
Highly Likely projects increased by ~100 MW; Secured plus Highly Likely ~1,746 MW

Avangrid, “utility of the future”
Highlights
(1)
See Appendix for reconciliation of adjusted EPS to EPS.
Long Term Outlook is on Target to Meet Expectations
•
New wind projects in operation & multi-year rate plans for NYSEG, RGE, UI & SCG
•
Continue to employ Best Practices & achieve cost mitigation
•
Implementing tax reform in all regulatory jurisdictions
•
NECEC transmission project selected in MA RFP
•
Positioned for growth in Offshore wind, with lease ownership & multiple New England region offshore wind targets & RFPs
•
Gas Trading -
completed March 1; Gas Storage expected to close in May
SOLID EARNINGS PERFORMANCE IN 1Q ’18
WELL-POSITIONED FOR LONG-TERM GROWTH OUTSIDE OF PLAN
COMPLETED SALE OF NON-CORE BUSINESS
Affirming ’18 EPS Outlook: EPS $2.16-$2.46 & Adjusted EPS
(1)
$2.22-$2.50
’18 Guidance is based on Adjusted EPS

14 1Q Financial Results Richard Nicholas

Avangrid, “utility of the future”
1Q '17
Networks
Renewables
Corporate
Gas
1Q '18
Results by Business
$0.77
$0.79
$0.09
($0.07)
$0.00
($0.01)
1Q ’18 Earnings are on track with our annual expectations
EPS
Amounts may not add due to rounding.
Results include Gas Storage & two months of the Gas Trading businesses

Avangrid, “utility of the future”
1Q '17
Networks
Renewables
Corporate
1Q '18
Results by Business
$0.73
$0.78
$0.09
($0.04)
$0.00
Adjusted EPS
(1)
improves with new rate years & ~590 MW of
new wind & solar COD in ’17
Adjusted EPS
(1)
(1)
See Appendix for reconciliation of adjusted EPS to EPS.
Amounts may not add due to rounding.
Positive operating performance in Networks & Renewables, although year-over-year Renewables variance was impacted by 1Q ’17 positive discrete tax adjustments

Avangrid, “utility of the future”
1Q
’18
Adjusted
Net
Income
$201M
(1)
1Q ’18
vs. 1Q ’17
+$29M (+$0.09/share)
Distribution
•
NYSEG & RGE –
Year 2 of Rate
Plans
•
UI –
Year 2 of Rate Plan
•
SCG –
Year 1 of Rate Plan
•
Implementation of Best Practices &
Cost Management
•
Year-over-year
sharing
impacts
(2)
+$0.07
Transmission
•
Increase in rate base
+$0.01
Other
+$0.01
Results by Business
(1)
See Appendix for reconciliation of adjusted net income to net income and adjusted EPS to EPS.
(2)
1Q ’17 included sharing charge  for Rate Year 1 in NY of $10M pre-tax; Rate Year 2 sharing charge expected to be determined in 2Q ’18.
(3)
Renewables net income & adjusted net income includes ~$0.01 related to the implementation of tax reform.
(4)
Primarily includes amounts related to cumulative adjustments to state unitary taxes taken in 1Q ’17.
Amounts may not add due to rounding.
1Q ’18 Net income $200M
1Q
’18
Adjusted
Net
Income
$47M
(1)(3)
1Q ’18
vs. 1Q ’17
-$13M (-$0.04/share)
New Wind & Solar -
including PTCs
& Depreciation
+$0.06
Existing Wind
& Solar –
Sales
+$0.01
Existing Wind -
PTCs rolling off
-$0.02
Existing
Wind -
RECs
-$0.02
Tax
&
Other
(4)
-$0.07
1Q ’18 Net income $50M
1Q ’18 Net income ($5M)
1Q
’18
Adjusted
Net
Income
($5M)
(1)
1Q ’18
vs. 1Q ’17
-
$1M ($0.00/share)
Networks
Renewables
Corporate
+17%
-21%

Avangrid, “utility of the future”
Avangrid Renewables Metrics
Year-over-year impacts largely reflect the addition of new projects in ’17
Load Factor
(1)
(1)
Average annual capacity factor based on wind production & capacity.
(2)
Includes PPA, merchant and RECs.
Amounts may not add due to rounding.
1Q ’17
1Q ’18
Wind Production GWh
Wind & Solar Installed Capacity (MW)
Montague
201 MW
Karankawa 286 MW
Wy’East 10 MW
Avg. Price
(2)
($/MWh)
MidCont
South
& Texas
23%
24%
26%
27%
1Q ’18
West
Northeast
+ 15%
-1%
+46%
+23%
+5%
+590
+7%
-2%
5,905
6,495
497
1Q '17
1Q '18
Capacity under
construction
31.5%
33.6%
$48.4
$47.5
1Q ’17
1Q ’18

Avangrid, “utility of the future”
Results –
Avangrid Renewables
YTD '17
New
Capacity
Existing
MWhs
Pricing
PTC's
Other
YTD '18
-$2
$249
1Q ’18 Net income $50M & adjusted net income $47M
1Q ’18 Adjusted gross margin
(1)
increases 11% to $249M
$224
+$21
(1)
Adjusted gross margin is a non-GAAP financial measure; see Appendix for reconciliation of adjusted gross margin to net income. Other consists of
Thermal
&
Power
Trading
results
combined
with
other
wind
activities
(transmission,
contracted
assets,
curtailment
revenues,
utilities
costs,
&
firming and shaping revenues).
Amounts may not add due to rounding.
+$5
Effects on Adjusted Gross Margin ($M)
+$6
-$5

Avangrid, “utility of the future”
AVANGRID Financial Strength
Maintaining our strong balance sheet 1Q ’18
$6.1B
Net Debt
Credit Metrics
(1)
Net Debt/Adjusted EBITDA
Net Leverage
(1)
See
Appendix
for
Company
definitions
of
metrics
and
reconciliation
of
adjusted
EBITDA
to
net
income,
funds
from
operations
(FFO)
to
net
income and net debt to debt.
S&P
Moody’s
Fitch
FFO/Debt
Credit Ratings
BBB+
Baa1
BBB+
2.9x
28%
30%

Avangrid, “utility of the future”
Affirming 2018 Outlook
(1)
Adjusted EPS excludes the Gas Storage & Trading businesses.  Renewables MTM is not excluded because it cannot be estimated.  See Appendix for reconciliation of non-GAAP adjusted net income and adjusted EPS to net income. For 2018 management uses adjusted EPS in determining its outlook.
’18 Guidance is Based on:
AVANGRID Adjusted
EPS
(1)
$2.22 -
$2.50
’18
Guidance
is
based
on
adjusted
EPS
(1)
AVANGRID EPS
$2.16 -
$2.46
Sale of Gas Trading on 03/1/18;
Anticipate sale of Gas Storage assets by May ’18
Networks
Renewables
Corporate
$1.78 -
$1.86
$0.55 -
$0.70
($0.15) –
($0.05)
Gas Storage
($0.06) –
($0.03)
Networks
Renewables
Corporate
$1.78 -
$1.86
$0.55 -
$0.70
($0.15) –
($0.05)
•
Sale of Gas Storage Trading business closed in 1Q ’18 & Gas Storage facilities in 2Q ’18
•
~($0.06/share) loss of interest income at Corporate (recapitalization due to Gas Storage sale)
•
Normal wind
•
Earning allowed returns & into the sharing bands at the utilities through the implementation of best practices & cost management
•
Renewables 590 MW COD in ’17

22 Avangrid, “utility of the future” Appendix

Avangrid, “utility of the future”
Reconciliation AVANGRID 1Q ’18 Adjusted Net Income
AVANGRID
CONS
Networks
Renewables
Corporate
Gas Storage
Net Income (Loss) Attributable to Avangrid, Inc.
244
200
$
50
$
(5)
$
(1)
$
Adjustments:
Add:
Mark-to-market
adjustments
-
Renewables
(5)
—
(5)
—
—
Restructuring charges (1)
1
1
—
—
—
Loss from held for sale measurement (2)
5
—
—
—
5
Income tax impact of adjustments (3)
10
(0)
1
—
9
Gas Storage & Transportation adjustment, net of tax (4)
(13)
—
—
—
(13)
Adjusted Net Income
243
$
201
$
47
$
(5)
$
—
$
Add: Net loss attributable to noncontrolling interests
(6)
—
(6)
—
—
Income tax expense (5)
81
63
18
(1)
—
Depreciation and amortization (6)
255
147
108
—
—
Interest expense, net of capitalization (7)
38
24
9
5
—
Less: Other income and (expense)
—
—
—
—
—
Earnings (losses) from equity method investments
2
2
—
—
—
Adjusted EBITDA
608
$
433
$
176
$
(0)
$
—
$
Add: Operations and maintenance (8)
379
316
63
0
—
Taxes other than income taxes
141
130
11
0
—
Adjusted Gross Margin
1,129
$
880
$
249
$
0
$
—
$
(1) Restructuring charges relate to costs resulted from restructuring actions involving targeted voluntary workforce reductions within the Networks segment.
(2)  The amount of loss from measurement of assets and liabilities held for sale of  Gas Storage & Transportation activity.
(3) Income tax impact of adjustments: $1 million from mark-tomarket (MtM) adjustment, $(0.3) million from restructuring charges,
$9 million from loss from held for sale
measurement for the three months ended March 31, 2018.
(4) Removal of the impact from Gas Storage & Transportation activity in the reconciliation of Net Income to adjusted EBITDA and adjusted gross margin.
Three Months Ended
March 31, 2018
(in millions)
(5) Adjustments have been made for production tax credit adjustments for the amount of $28 million for three months ended March 31, 2018, have been reclassified from revenues to reflect classification by nature in the three months ended March 31, 2018. After reflecting these by nature classification adjustments the calculated effective income tax rate are impacted for the period presented under this by nature classification presentation.
(6) Adjustments have been made for the inclusion of vehicle depreciation and bad debt provision within depreciation and amortization from operations and maintenance based on the by nature classification. Vehicle depreciation was $4 million and bad debt provision was $17 million in Networks, for the three months ended March 31, 2018. Additionally,
government grants and investment tax credits amortization have been presented within other operating income and not within depreciation and amortization based on the by nature classification as follows: government grants of $1.0 million in Networks and investment tax credits of $22 million in Renewables, for the three months ended March 31, 2018.
(7) Adjustments have been made for allowance for funds used during construction, debt portion, to reflect these amounts within other income and expenses in Networks for the periods presented.
(8) Adjustments have been made for regulatory amounts to reflect amounts in revenues based on the by nature classification of these items for the periods presented.  In addition,
the vehicle depreciation and bad debt provision have been reflected within depreciation and amortization in Networks for the periods presented.

Avangrid, “utility of the future”
Reconciliation AVANGRID 1Q ’17 Adjusted Net Income
AVANGRID
CONS
Networks
Renewables
Corporate
Gas Storage
Net Income (Loss) Attributable to Avangrid, Inc.
239
$
172
$
70
$
(5)
$
2
$
Adjustments:
Mark-to-market
adjustments
-
Renewables
(17)
—
(17)
—
—
Income tax impact of adjustments (1)
6
—
6
—
—
Gas Storage, net of tax (2)
(2)
—
—
—
(2)
Adjusted Net Income
227
$
172
$
59
$
(5)
$
—
$
Add: Income tax expense (3)
96
102
(15)
9
—
Depreciation and amortization (4)
240
139
101
—
—
Interest expense, net of capitalization (5)
36
33
7
(4)
—
Less: Earnings from equity method investments
1
4
(3)
—
—
Adjusted EBITDA
598
$
443
$
155
$
—
$
—
$
Add: Operations and maintenance (6)
382
326
59
(2)
—
Taxes other than income taxes
137
125
11
1
—
Adjusted Gross Margin
1,117
$
893
$
224
$
—
$
—
$
(1) Income tax impact of adjustments: $6 million from mark-to-market adjustment .
(2) Removal of the impact from Gas Storage & Transportation activity in the reconciliation of Net Income to adjusted EBITDA and adjusted gross margin.
Three Months Ended
March 31, 2017
(in millions)
(3) Adjustments have been made for Production Tax Credit Adjustments for the amount of $12 million for the three months ended
March 31, 2017, as they have been included in
operating revenues and $14 million for Unfunded Future Income Taxes as amounts have been reclassified from revenues based on the by nature classification. After reflecting
these by nature classification adjustments the calculated effective income tax rates are impacted for both periods presented under this by nature classification presentation.
(4) Adjustments have been made for the inclusion of vehicle depreciation and bad debt provision within depreciation and amortization from operations and maintenance based on the by nature classification.  Vehicle Depreciation was $5 million and bad debt provision was $12 million, for the three months ended March 31, 2017.  Additionally, government grants and investment tax credits amortization have been presented within other operating income and not within depreciation and amortization based on the by nature classification. Government grants were $1.6 million and investment tax credits were $22 million for the three months ended March 31, 2017.
(5) Adjustments have been made for allowance for funds used during construction, debt portion, to reflect these amounts within other income and expenses.
(6) Adjustments have been made for regulatory amounts to reflect amounts in revenues based on the by nature classification of these items.  In addition the vehicle depreciation
and bad debt provision have been reflected within depreciation and amortization.

Avangrid, “utility of the future”
Reconciliation AVANGRID 1Q ’18 & 1Q ’17 Adjusted EPS
2018
2017
'18 vs '17
Networks
0.65
$
0.56
$
0.09
$
Renewables
0.16
0.23
(0.07)
Corporate
(0.02)
(0.02)
(0.00)
Gas Storage
(0.00)
0.01
(0.01)
Earnings Per Share
0.79
$
0.77
$
0.02
$
Adjustments:
Restructuring charges
0.00
-
0.00
Mark-to-market
adjustments
-
Renewables
(0.02)
(0.06)
0.04
Loss from held for sale measurement
0.02
-
0.02
Income tax impact of adjustments*
0.03
0.02
0.02
Gas Storage, net of tax
(0.04)
(0.01)
(0.03)
Adjusted Earnings Per Share
0.78
0.73
$
0.05
$
Weighted-avg # of Shares (M):
309.5
309.5
Amounts may not add due to rounding
Adjusted 2018
Adjusted 2017
Adjusted '18
vs
'17
Networks
0.65
$
0.56
$
0.09
$
Renewables
0.15
0.19
(0.04)
Corporate
(0.02)
(0.02)
(0.00)
Adjusted Earnings Per Share
0.78
$
0.73
$
0.05
$
Weighted-avg # of Shares (M):
309.5
309.5
Amounts may not add due to rounding
Non-GAAP Adjusted Earnings (Loss) Per Share
Three months ended March 31,
* 2018:
EPS
Income
tax
impact
of
adjustments:
$0.00
from
mark-to
market
adjustment
-
Renewables
and
$(0.00)
from
restructuring charges -
Networks, $0.03 from loss from held for sale measurement.
* 2017:
EPS
Income
tax
impact
of
adjustments:
$0.02
from
mark-to-market
adjustment
-
Renewables.
Three months ended March 31,
Avangrid, Inc.
Reconciliation of Adjusted Non-GAAP Earnings (Loss) Per Share (EPS)
(Unaudited)

Avangrid, “utility of the future”
Reconciliation –
AVANGRID Net Debt
The
Net
Debt
quantitative
reconciliation
as
of
March
31,
2018
and
December
31,
2017
is
as
follows
$M
2018
2017
Non-current debt
5,160
$
5,196
$
Add: Current portion of debt
214
183
Notes payable (including affiliates)
662
786
Other
notes
payable
-
long-term
38
42
Debt
6,074
6,207
Add: Tax equity financing
arrangements
0
98
Interest accrued
65
57
Less: Cash and cash equivalents
40
41
Net Debt
6,099
$
6,321
$

Avangrid, “utility of the future”
Reconciliation –
AVANGRID FFO
Adjusted FFO table
The Adjusted Funds from Operations (FFO) quantitative reconciliation as of March 31, 2018 and  December 31, 2017 is as follows
$M
As of
March 31, 2018
December 31, 2017
Net Income Attributable to Avangrid, Inc.
244
381
Adjustments:
Add:
Mark-to-market
adjustments
-
Renewables
(5)
15
Restructuring charges (1)
1
20
Loss from held for sale measurement (2)
5
642
Impact of the Tax Act (3)
—
(328)
Impairment of equity method and other investment (4)
—
49
Income tax impact of adjustments (5)
10
(162)
Gas Storage & Transportation adjustment, net of tax (6)
(13)
64
Adjusted Net Income
243
682
Add: Net (loss) income attributable to noncontrolling interests
(6)
1
Depreciation and amortization
255
1,021
Deferred Income Taxes
71
93
Cash distribution from equity method investments
5
20
Less: Other income and (expense)
—
1
Earnings (losses) from equity method investments
2
5
Adjusted FFO
566
1,811
2017 Adjusted FFO
1,811
3 months Adjusted FFO
566
559
Last 12 months Adjusted FFO
1,818
FFO/Net Debt
29.8%
28.7%
(2)  The amount of loss from measurement of assets and liabilities held for sale of  Gas Storage & Transportation activity.
(4) The amount of other than temporary impairment (OTTI) on equity method investment in 2017 and other investment in 2016
(in millions)
(1) Restructuring charges relate to costs resulted from restructuring actions involving targeted voluntary workforce reductions and related costs in our plan to vacate a lease, predominantly within the Networks segment.
(3) The amount of the impact from measurement of deferred income tax balances as a result of the Tax Cuts and Jobs Act of 2017, (Tax Act) enacted by the U.S. federal government on December 22, 2017.
(6) Removal of the impact from Gas Storage & Transportation activity in the reconciliation of Net Income to adjusted EBITDA and adjusted gross margin.
(5)  Income tax impact of adjustments: 2018 - $1 million from mark-to market (MtM) adjustment, $(0.3) million from restructuring charges,
$9 million  from loss from held for sale measurement; 2017 - $(5) million from mark-to-market adjustment, $(8) million from restructuring charges, $(13) million from other than temporary impairment on equity method investment, $(179) million from loss from held for sale measurement and $43 million from adjustment to unitary income taxes at Renewables as a result of expected future sale of Gas.

Avangrid, “utility of the future”
AVANGRID Renewables Average Price
PPA prices decrease
Energy prices plus RECs for merchant decrease
(1)
Includes JVs
(2)
Includes RECs & hedges
1Q ’17
1Q ’18
PPA Avg. Price ($/MWh)
1Q ’17
1Q ’18
Merchant
Avg.
Price
(1)
($/MWh)
1Q ’17
1Q ’18
Other
(2)
Energy
Avg. Price
(3)
($/MWh)
(3)  Includes PPA, merchant & RECS
-3%
-7%
-2%
$53.8
$52.0
$21.0
$24.7
$17.6
$11.4
$38.6
$36.1
$48.4
$47.5

Avangrid, “utility of the future”
Avangrid Renewables Regional Data
(1)
Average annual capacity factor based on wind production & capacity.
(2)
Includes PPAs, merchant and RECs.
Amounts may not add due to rounding.
Load Factor
(1)
by Area
1Q ’18
vs. 1Q ’17
West
26%
+35.9pp
MidCont
38%
-1.2pp
Northeast
38%
+2.5pp
South/Texas
35%
+0.8pp
Wind Production by
Area (GWh)
1Q ’18
vs. 1Q ’17
West
1,019
+46%
MidCont
1,157
-1%
Northeast
1,070
+5%
South/Texas
1,209
+23%
TOTAL
4,455
+15%
Avg.
Price
(2)
Var%
vs. 1Q’17
West
-1%
-$0.41/MWh
MidCont
+2%
+$0.64/MWh
Northeast
-10%
-$5.70/MWh
South/
Texas
-5%
-$2.05/MWh

Avangrid, “utility of the future”
Building
the
Grid
of
the
Future
-
NECEC
Overview:
•
1,200 MW Transmission project delivering hydro-power from Canada
•
$950M investment at CMP (T); Not in Long-Term Outlook
•
Construction ’19-’22
•
Expect Maine permits by end of ’18 & other approvals by end of ’19
•
Strong support from Maine Governor, Legislators, Local Communities (95%) &
Environmentalists
•
100%-owned right of way, with ~2/3 in existing transmission corridor
•
CMP’s proven ability to deliver a commercial-scale transmission project on-schedule &
on-budget
•
Lowest cost solution to deliver Canadian hydro (shortest route, over-head DC line)
o
Largest wholesale energy market savings of ~$3.9B
over 20-year contract
o
Customer savings: $150M annually (MA) & $40M annually (ME)
•
Significant economic benefits, adding jobs & increasing GDP in MA, ME & New
England, & property taxes in ME
•
Provides enough clean electricity for up to 1.5 million homes in New England
Project Benefits:

Avangrid, “utility of the future”
Focus on Clean Energy –
Onshore Renewables
Highly Likely projects in Long-Term Outlook (’17-’22) increase
Highly Likely -
Advanced -stage contract negotiations
Likely -
Engineering, site assessments, applications
(1)
See FACTBOOK for additional detail on Secured projects
Secured
-
COD/PPA/Contract
(1)
:
2,744
2,744
Previous
Current
53%
1,446
9%
210
38%
1,088
Secured
Highly
Likely
Likely
TOTAL
53%
1,446
11%
300
36%
998
Secured
Highly
Likely
Likely
TOTAL